Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of Alexion Pharmaceuticals, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended July 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Leonard Bell, Chief Executive Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LEONARD BELL

Leonard Bell, M.D. Chief Executive Officer, Secretary and Treasurer May 6, 2004

A signed original of this written statement required by Section 906 has been provided to Alexion Pharmaceuticals, Inc. and will be retained by Alexion Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.